UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2021
Massachusetts
Investors Trust
MIT-ANN

Massachusetts
Investors Trust

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.1%
Alphabet, Inc., “A”	5.4%
Apple, Inc.	2.7%
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.1%
Johnson & Johnson	2.0%
American Tower Corp., REIT	2.0%
Visa, Inc., “A”	1.9%
Alphabet, Inc., “C”	1.9%
GICS equity sectors (g)
Information Technology	23.8%
Health Care	17.0%
Financials	11.9%
Communication Services	10.5%
Consumer Discretionary	9.3%
Industrials	8.4%
Consumer Staples	7.7%
Materials	4.8%
Real Estate	3.8%
Energy	1.5%
Utilities	0.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended December 31, 2021, Class A shares of the Massachusetts Investors Trust (fund) provided a total return of 26.82%, at net asset value. This compares with a return of 28.71% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Security selection in the information technology sector detracted from the fund’s performance relative to the S&P 500 Index. Within this sector, not owning shares of strong-performing computer graphics processor maker NVIDIA, and the fund’s overweight positions in global payments technology providers, Fidelity National Information Services and Visa, hurt relative returns. The share price of NVIDIA climbed as the company reported strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments.
Stock selection in both the health care and real estate sectors also hindered relative results. Within the health care sector, the fund’s overweight positions in medical device maker Medtronic and medical technology company Becton Dickinson and Co. dampened relative performance. The share price of Medtronic fell as the company

Management Review - continued
reported weaker-than-expected revenue growth, led by impacts from COVID-19 that considerably affected its Cardiovascular and NeuroScience segments. As a result, Medtronic reduced its organic growth guidance, which further pressured the stock price. Within the real estate sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that held back relative performance included the fund’s overweight positions in video game maker Electronic Arts, diversified technology and manufacturing company Honeywell International and cable services provider Comcast. Despite robust financial results, the share price of Electronic Arts came under pressure early in the reporting period as the company announced its acquisition of GLU Mobile. Additionally, not owning shares of strong-performing electric vehicle manufacturer Tesla, and the fund's position in food processing company Danone(b) (France), further weakened relative returns.
Contributors to Performance
Stock selection in the consumer discretionary, financials and communication services sectors benefited relative performance. Within the consumer discretionary sector, the fund’s underweight position in internet retailer Amazon.com, and its overweight position in specialty rural lifestyle retailer Tractor Supply, supported relative results. Although Amazon.com reported accelerated AWS and advertising growth, the company’s retail sales growth slowed more than anticipated against difficult comparisons to heightened levels during the pandemic. Further, the company noted that it experienced significant labor and material cost pressure, driven by inflation and global supply chain disruption, which weighed on its near-term profitability. Within the financials sector, the fund's position in global alternative asset manager Blackstone Group(b), and its overweight position in securities exchange services provider NASDAQ, helped relative returns. The share price of Blackstone Group increased after management reported higher-than-expected distributable earnings, driven by realized performance fees and investment income, and lower taxes. Within the communication services sector, the fund’s overweight position in technology company Alphabet, and not owning shares of diversified entertainment company Walt Disney and telecommunications services provider Verizon Communications, boosted relative performance. The stock price of Alphabet climbed as the company reported strong advertising sales growth across Google Services, particularly in Google Search and YouTube, and continued revenue growth in Google Cloud.
Elsewhere, the fund's position in clinical research provider ICON(b) (Ireland), not owning shares of digital payment technology developer PayPal, and an overweight position in pharmaceutical company Eli Lilly further aided relative returns.
Respectfully,
Portfolio Manager(s)
Jude Jason, Alison O’Neill Mackey, and Ted Maloney

Management Review - continued
Note to Shareholders: Effective June 30, 2021, Jude Jason was added as a Portfolio Manager of the fund. Effective September 30, 2021, Kevin Beatty is no longer a Portfolio Manager of the fund. Effective May 1, 2023, Ted Maloney will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 12/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 12/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	26.82%	17.44%	15.57%	N/A
B	9/07/93	25.88%	16.55%	14.69%	N/A
C	7/01/96	25.89%	16.55%	14.69%	N/A
I	1/02/97	27.19%	17.72%	15.84%	N/A
R1	4/01/05	25.89%	16.54%	14.68%	N/A
R2	10/31/03	26.53%	17.12%	15.26%	N/A
R3	4/01/05	26.86%	17.41%	15.55%	N/A
R4	4/01/05	27.16%	17.72%	15.84%	N/A
R6	6/01/12	27.25%	17.81%	N/A	16.02%
529A	7/31/02	26.81%	17.38%	15.52%	N/A
529B	7/31/02	26.84%	17.12%	14.99%	N/A
529C	7/31/02	25.84%	16.49%	14.64%	N/A
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	28.71%	18.47%	16.55%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	19.53%	16.05%	14.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	21.88%	16.33%	14.69%	N/A
C With CDSC (1% for 12 months) (v)	24.89%	16.55%	14.69%	N/A
529A With Initial Sales Charge (5.75%)	19.51%	16.00%	14.83%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	22.84%	16.90%	14.99%	N/A
529C With CDSC (1% for 12 months) (v)	24.84%	16.49%	14.64%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2021 through December 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
A	Actual	0.70%	$1,000.00	$1,093.62	$3.69
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
B	Actual	1.45%	$1,000.00	$1,089.47	$7.64
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
C	Actual	1.45%	$1,000.00	$1,089.69	$7.64
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
I	Actual	0.45%	$1,000.00	$1,095.10	$2.38
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
R1	Actual	1.45%	$1,000.00	$1,089.27	$7.64
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
R2	Actual	0.95%	$1,000.00	$1,092.27	$5.01
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
R3	Actual	0.70%	$1,000.00	$1,093.55	$3.69
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
R4	Actual	0.45%	$1,000.00	$1,095.00	$2.38
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
R6	Actual	0.37%	$1,000.00	$1,095.44	$1.95
	Hypothetical (h)	0.37%	$1,000.00	$1,023.34	$1.89
529A	Actual	0.74%	$1,000.00	$1,093.54	$3.90
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
529B	Actual	0.68%	$1,000.00	$1,093.76	$3.59
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
529C	Actual	1.50%	$1,000.00	$1,089.34	$7.90
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from July 1, 2021 through December 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.49%, $7.86, and $7.58 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Expense Table - continued
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 2.9%
Honeywell International, Inc.	620,637	$ 129,409,021
Howmet Aerospace, Inc.	2,760,868	87,878,428
		$217,287,449
Alcoholic Beverages – 2.5%
Diageo PLC	1,895,077	$ 103,526,685
Pernod Ricard S.A.	367,806	88,564,988
		$192,091,673
Apparel Manufacturers – 2.4%
LVMH Moet Hennessy Louis Vuitton SE	131,757	$ 109,053,849
NIKE, Inc., “B”	416,632	69,440,055
		$178,493,904
Biotechnology – 1.7%
Illumina, Inc. (a)	123,046	$ 46,811,620
Vertex Pharmaceuticals, Inc. (a)	382,971	84,100,432
		$130,912,052
Brokerage & Asset Managers – 3.1%
Blackstone, Inc.	362,766	$ 46,938,293
Charles Schwab Corp.	749,744	63,053,470
NASDAQ, Inc.	594,897	124,934,319
		$234,926,082
Business Services – 4.9%
Accenture PLC, “A”	287,405	$ 119,143,743
Amdocs Ltd.	1,105,480	82,734,123
Fidelity National Information Services, Inc.	952,038	103,914,948
Fiserv, Inc. (a)	652,854	67,759,716
		$373,552,530
Cable TV – 1.9%
Cable One, Inc.	20,845	$ 36,759,115
Comcast Corp., “A”	2,104,473	105,918,126
		$142,677,241
Chemicals – 0.6%
PPG Industries, Inc.	274,374	$ 47,313,053

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 8.9%
Adobe Systems, Inc. (a)	213,380	$ 120,999,263
Microsoft Corp.	1,377,627	463,323,513
salesforce.com, inc. (a)	349,640	88,854,013
		$673,176,789
Computer Software - Systems – 2.7%
Apple, Inc.	1,168,245	$ 207,445,265
Construction – 2.3%
Masco Corp.	1,111,120	$ 78,022,846
Sherwin-Williams Co.	265,265	93,415,723
		$171,438,569
Consumer Products – 2.4%
Colgate-Palmolive Co.	837,805	$ 71,498,279
Estee Lauder Cos., Inc., “A”	132,146	48,920,449
Kimberly-Clark Corp.	413,021	59,028,961
		$179,447,689
Containers – 2.0%
Ball Corp.	639,498	$ 61,564,473
Crown Holdings, Inc.	784,328	86,762,363
		$148,326,836
Electrical Equipment – 4.4%
AMETEK, Inc.	477,316	$ 70,184,545
Fortive Corp.	772,915	58,965,685
Johnson Controls International PLC	1,459,108	118,640,072
TE Connectivity Ltd.	510,807	82,413,601
		$330,203,903
Electronics – 2.6%
Analog Devices, Inc.	444,761	$ 78,175,641
Texas Instruments, Inc.	620,702	116,983,706
		$195,159,347
Energy - Independent – 1.4%
ConocoPhillips	1,508,086	$ 108,853,648
Food & Beverages – 1.3%
Danone S.A.	763,282	$ 47,438,506
Mondelez International, Inc.	804,935	53,375,240
		$100,813,746

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	1,069,386	$ 43,160,419
General Merchandise – 2.5%
Costco Wholesale Corp.	188,537	$ 107,032,455
Dollar General Corp.	359,950	84,887,008
		$191,919,463
Health Maintenance Organizations – 0.9%
Cigna Corp.	283,541	$ 65,109,520
Insurance – 1.0%
Chubb Ltd.	396,971	$ 76,738,464
Internet – 7.2%
Alphabet, Inc., “A” (a)	140,647	$ 407,459,985
Alphabet, Inc., “C” (a)	49,036	141,890,079
		$549,350,064
Leisure & Toys – 1.3%
Electronic Arts, Inc.	755,228	$ 99,614,573
Major Banks – 6.7%
Bank of America Corp.	4,108,805	$ 182,800,735
Goldman Sachs Group, Inc.	342,501	131,023,758
JPMorgan Chase & Co.	1,232,760	195,207,546
		$509,032,039
Medical & Health Technology & Services – 1.8%
ICON PLC (a)	434,629	$ 134,604,601
Medical Equipment – 6.9%
Becton, Dickinson and Co.	459,827	$ 115,637,294
Danaher Corp.	355,353	116,914,690
Maravai Lifesciences Holdings, Inc., “A” (a)	502,215	21,042,808
Medtronic PLC	1,085,268	112,270,975
Thermo Fisher Scientific, Inc.	241,437	161,096,424
		$526,962,191
Network & Telecom – 1.3%
Equinix, Inc., REIT	114,893	$ 97,181,095
Other Banks & Diversified Financials – 4.7%
Mastercard, Inc., “A”	359,391	$ 129,136,374
Truist Financial Corp.	1,400,335	81,989,614
Visa, Inc., “A”	664,225	143,944,200
		$355,070,188

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 5.7%
Eli Lilly & Co.	334,151	$ 92,299,189
Johnson & Johnson	902,373	154,368,949
Merck & Co., Inc.	1,268,248	97,198,527
Zoetis, Inc.	358,225	87,417,647
		$431,284,312
Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	929,711	$ 66,883,409
Restaurants – 0.4%
Starbucks Corp.	241,777	$ 28,280,656
Specialty Chemicals – 1.0%
DuPont de Nemours, Inc.	914,309	$ 73,857,881
Specialty Stores – 5.5%
Amazon.com, Inc. (a)	21,317	$ 71,078,126
Home Depot, Inc.	325,116	134,926,391
Target Corp.	511,416	118,362,119
Tractor Supply Co.	382,152	91,181,467
		$415,548,103
Telecommunications - Wireless – 2.0%
American Tower Corp., REIT	511,913	$ 149,734,553
Trucking – 0.3%
Old Dominion Freight Line, Inc.	68,335	$ 24,489,897
Utilities - Electric Power – 0.5%
American Electric Power Co., Inc.	454,213	$ 40,411,331
Total Common Stocks (Identified Cost, $3,176,030,718)		$7,511,352,535
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $63,727,922)	63,727,922	$ 63,727,922

Other Assets, Less Liabilities – 0.0%		1,134,008
Net Assets – 100.0%		$7,576,214,465

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $63,727,922 and $7,511,352,535, respectively.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 12/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $3,176,030,718)	$7,511,352,535
Investments in affiliated issuers, at value (identified cost, $63,727,922)	63,727,922
Cash	871,754
Receivables for
Fund shares sold	8,856,344
Dividends	5,153,333
Other assets	235,082
Total assets	$7,590,196,970
Liabilities
Payables for
Fund shares reacquired	$12,161,783
Payable to affiliates
Investment adviser	137,327
Administrative services fee	3,167
Shareholder servicing costs	1,371,246
Distribution and service fees	69,829
Program manager fees	84
Payable for independent Trustees' compensation	3,493
Accrued expenses and other liabilities	235,576
Total liabilities	$13,982,505
Net assets	$7,576,214,465
Net assets consist of
Paid-in capital	$3,103,412,774
Total distributable earnings (loss)	4,472,801,691
Net assets	$7,576,214,465
Shares of beneficial interest outstanding	184,673,263

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,407,326,862	105,758,605	$41.67
Class B	38,856,049	975,732	39.82
Class C	117,180,118	3,023,357	38.76
Class I	1,181,050,215	29,455,960	40.10
Class R1	14,356,547	374,601	38.32
Class R2	98,720,538	2,527,783	39.05
Class R3	329,364,760	7,999,952	41.17
Class R4	84,716,536	2,008,609	42.18
Class R6	1,274,121,508	31,780,912	40.09
Class 529A	27,070,972	672,729	40.24
Class 529B	360,765	9,718	37.12
Class 529C	3,089,595	85,305	36.22

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $44.21 [100 / 94.25 x $41.67] and $42.69 [100 / 94.25 x $40.24], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 12/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$90,575,269
Other	119,848
Income on securities loaned	49,163
Dividends from affiliated issuers	26,577
Foreign taxes withheld	(955,034)
Total investment income	$89,815,823
Expenses
Management fee	$23,310,429
Distribution and service fees	13,556,091
Shareholder servicing costs	5,880,748
Program manager fees	13,785
Administrative services fee	561,564
Independent Trustees' compensation	97,161
Custodian fee	154,123
Shareholder communications	271,166
Audit and tax fees	64,342
Legal fees	35,507
Miscellaneous	312,537
Total expenses	$44,257,453
Reduction of expenses by distributor	(43,783)
Net expenses	$44,213,670
Net investment income (loss)	$45,602,153
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$676,461,413
Foreign currency	(46,214)
Net realized gain (loss)	$676,415,199
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$935,950,345
Translation of assets and liabilities in foreign currencies	(21,618)
Net unrealized gain (loss)	$935,928,727
Net realized and unrealized gain (loss)	$1,612,343,926
Change in net assets from operations	$1,657,946,079
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$45,602,153	$53,848,862
Net realized gain (loss)	676,415,199	296,425,052
Net unrealized gain (loss)	935,928,727	449,174,943
Change in net assets from operations	$1,657,946,079	$799,448,857
Total distributions to shareholders	$(629,400,428)	$(281,119,270)
Change in net assets from fund share transactions	$90,479,109	$(196,747,184)
Total change in net assets	$1,119,024,760	$321,582,403
Net assets
At beginning of period	6,457,189,705	6,135,607,302
At end of period	$7,576,214,465	$6,457,189,705
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$35.80	$32.79	$26.79	$32.15	$27.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.28	$0.32	$0.27
Net realized and unrealized gain (loss)	9.24	4.29	8.20	(1.98)	6.28
Total from investment operations	$9.48	$4.57	$8.48	$(1.66)	$6.55
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.21)	$(0.29)	$(0.31)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.61)	$(1.56)	$(2.48)	$(3.70)	$(2.34)
Net asset value, end of period (x)	$41.67	$35.80	$32.79	$26.79	$32.15
Total return (%) (r)(s)(t)(x)	26.82	14.12	31.91	(5.31)	23.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.71	0.71	0.71	0.72
Expenses after expense reductions	0.70	0.70	0.69	0.69	0.70
Net investment income (loss)	0.59	0.88	0.90	0.97	0.88
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$4,407,327	$3,780,213	$3,893,021	$3,150,030	$3,543,029
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.41	$31.63	$25.95	$31.24	$27.20
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.04	$0.04	$0.06	$0.03
Net realized and unrealized gain (loss)	8.84	4.11	7.93	(1.91)	6.09
Total from investment operations	$8.80	$4.15	$7.97	$(1.85)	$6.12
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.02)	$(0.03)	$(0.05)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.39)	$(1.37)	$(2.29)	$(3.44)	$(2.08)
Net asset value, end of period (x)	$39.82	$34.41	$31.63	$25.95	$31.24
Total return (%) (r)(s)(t)(x)	25.88	13.26	30.94	(6.06)	22.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.45	1.46	1.46	1.46	1.47
Expenses after expense reductions	1.45	1.46	1.46	1.46	1.47
Net investment income (loss)	(0.11)	0.11	0.13	0.19	0.12
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$38,856	$42,213	$52,057	$53,035	$71,698

Class C	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$33.57	$30.89	$25.40	$30.65	$26.73
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$0.03	$0.04	$0.05	$0.03
Net realized and unrealized gain (loss)	8.63	4.02	7.75	(1.86)	5.99
Total from investment operations	$8.58	$4.05	$7.79	$(1.81)	$6.02
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.03)	$(0.03)	$(0.07)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.39)	$(1.37)	$(2.30)	$(3.44)	$(2.10)
Net asset value, end of period (x)	$38.76	$33.57	$30.89	$25.40	$30.65
Total return (%) (r)(s)(t)(x)	25.89	13.28	30.88	(6.04)	22.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.45	1.46	1.46	1.46	1.47
Expenses after expense reductions	1.45	1.46	1.46	1.46	1.47
Net investment income (loss)	(0.13)	0.12	0.13	0.16	0.12
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$117,180	$121,289	$174,905	$162,991	$307,349
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.55	$31.70	$25.96	$31.26	$27.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.35	$0.34	$0.37	$0.34
Net realized and unrealized gain (loss)	8.97	4.14	7.96	(1.91)	6.10
Total from investment operations	$9.27	$4.49	$8.30	$(1.54)	$6.44
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.34)	$(0.29)	$(0.35)	$(0.38)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.72)	$(1.64)	$(2.56)	$(3.76)	$(2.41)
Net asset value, end of period (x)	$40.10	$34.55	$31.70	$25.96	$31.26
Total return (%) (r)(s)(t)(x)	27.19	14.39	32.23	(5.08)	23.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.46	0.46	0.46	0.47
Expenses after expense reductions	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.77	1.10	1.13	1.15	1.14
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$1,181,050	$901,662	$470,991	$377,000	$1,271,676
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$33.22	$30.59	$25.24	$30.47	$26.59
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$0.03	$0.02	$0.06	$0.03
Net realized and unrealized gain (loss)	8.55	3.97	7.72	(1.85)	5.94
Total from investment operations	$8.50	$4.00	$7.74	$(1.79)	$5.97
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.12)	$(0.03)	$(0.06)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.40)	$(1.37)	$(2.39)	$(3.44)	$(2.09)
Net asset value, end of period (x)	$38.32	$33.22	$30.59	$25.24	$30.47
Total return (%) (r)(s)(t)(x)	25.89	13.23	30.89	(6.03)	22.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.45	1.46	1.46	1.46	1.47
Expenses after expense reductions	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	(0.13)	0.11	0.08	0.18	0.11
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$14,357	$14,030	$16,036	$5,066	$7,058

Class R2	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$33.73	$30.98	$25.42	$30.69	$26.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.19	$0.22	$0.18
Net realized and unrealized gain (loss)	8.69	4.04	7.77	(1.88)	5.99
Total from investment operations	$8.83	$4.22	$7.96	$(1.66)	$6.17
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.13)	$(0.20)	$(0.22)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.51)	$(1.47)	$(2.40)	$(3.61)	$(2.25)
Net asset value, end of period (x)	$39.05	$33.73	$30.98	$25.42	$30.69
Total return (%) (r)(s)(t)(x)	26.53	13.81	31.55	(5.56)	23.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.96	0.96	0.96	0.97
Expenses after expense reductions	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.38	0.61	0.63	0.69	0.61
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$98,721	$97,452	$126,846	$122,858	$155,976
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$35.40	$32.44	$26.52	$31.87	$27.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.27	$0.27	$0.31	$0.27
Net realized and unrealized gain (loss)	9.16	4.24	8.12	(1.97)	6.21
Total from investment operations	$9.39	$4.51	$8.39	$(1.66)	$6.48
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.25)	$(0.20)	$(0.28)	$(0.30)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.62)	$(1.55)	$(2.47)	$(3.69)	$(2.33)
Net asset value, end of period (x)	$41.17	$35.40	$32.44	$26.52	$31.87
Total return (%) (r)(s)(t)(x)	26.86	14.09	31.91	(5.36)	23.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.71	0.71	0.71	0.72
Expenses after expense reductions	N/A	N/A	N/A	0.71	0.72
Net investment income (loss)	0.56	0.86	0.87	0.94	0.86
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$329,365	$268,506	$298,778	$261,258	$318,535

Class R4	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$36.19	$33.13	$27.04	$32.42	$28.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.36	$0.36	$0.39	$0.35
Net realized and unrealized gain (loss)	9.37	4.34	8.28	(1.99)	6.32
Total from investment operations	$9.71	$4.70	$8.64	$(1.60)	$6.67
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.34)	$(0.28)	$(0.37)	$(0.38)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.72)	$(1.64)	$(2.55)	$(3.78)	$(2.41)
Net asset value, end of period (x)	$42.18	$36.19	$33.13	$27.04	$32.42
Total return (%) (r)(s)(t)(x)	27.16	14.38	32.23	(5.10)	23.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.46	0.46	0.46	0.47
Expenses after expense reductions	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.82	1.11	1.13	1.19	1.11
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$84,717	$72,574	$75,864	$60,904	$69,546
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.55	$31.69	$25.95	$31.28	$27.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.37	$0.37	$0.41	$0.35
Net realized and unrealized gain (loss)	8.95	4.15	7.95	(1.93)	6.13
Total from investment operations	$9.29	$4.52	$8.32	$(1.52)	$6.48
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.36)	$(0.31)	$(0.40)	$(0.41)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.75)	$(1.66)	$(2.58)	$(3.81)	$(2.44)
Net asset value, end of period (x)	$40.09	$34.55	$31.69	$25.95	$31.28
Total return (%) (r)(s)(t)(x)	27.25	14.50	32.34	(5.03)	23.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.37	0.38	0.38	0.38	0.39
Expenses after expense reductions	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.87	1.19	1.21	1.28	1.12
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$1,274,122	$1,135,316	$1,006,215	$905,246	$814,161
See Notes to Financial Statements

Financial Highlights – continued
Class 529A	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.67	$31.81	$26.05	$31.38	$27.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.26	$0.29	$0.25
Net realized and unrealized gain (loss)	8.96	4.15	7.97	(1.92)	6.13
Total from investment operations	$9.17	$4.41	$8.23	$(1.63)	$6.38
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.20)	$(0.29)	$(0.30)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.60)	$(1.55)	$(2.47)	$(3.70)	$(2.33)
Net asset value, end of period (x)	$40.24	$34.67	$31.81	$26.05	$31.38
Total return (%) (r)(s)(t)(x)	26.81	14.06	31.84	(5.37)	23.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.75	0.76	0.76	0.76	0.82
Expenses after expense reductions	0.73	0.75	0.75	0.75	0.76
Net investment income (loss)	0.52	0.82	0.84	0.91	0.84
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$27,071	$20,631	$16,677	$12,747	$11,725

Class 529B	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$32.21	$29.64	$24.43	$29.68	$25.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.10	$0.24	$0.02
Net realized and unrealized gain (loss)	8.30	3.88	7.45	(1.81)	5.81
Total from investment operations	$8.53	$4.17	$7.55	$(1.57)	$5.83
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.07)	$(0.27)	$(0.07)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.62)	$(1.60)	$(2.34)	$(3.68)	$(2.10)
Net asset value, end of period (x)	$37.12	$32.21	$29.64	$24.43	$29.68
Total return (%) (r)(s)(t)(x)	26.84	14.29	31.15	(5.45)	22.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.57	1.25	0.86	1.57
Expenses after expense reductions	0.71	0.57	1.24	0.84	1.51
Net investment income (loss)	0.64	0.99	0.35	0.80	0.08
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$361	$364	$444	$358	$464
See Notes to Financial Statements

Financial Highlights – continued
Class 529C	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$31.57	$29.15	$24.08	$29.28	$25.65
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$0.02	$0.02	$0.04	$0.02
Net realized and unrealized gain (loss)	8.12	3.78	7.35	(1.77)	5.73
Total from investment operations	$8.05	$3.80	$7.37	$(1.73)	$5.75
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)	$(0.03)	$(0.06)	$(0.09)
From net realized gain	(3.34)	(1.30)	(2.27)	(3.41)	(2.03)
Total distributions declared to shareholders	$(3.40)	$(1.38)	$(2.30)	$(3.47)	$(2.12)
Net asset value, end of period (x)	$36.22	$31.57	$29.15	$24.08	$29.28
Total return (%) (r)(s)(t)(x)	25.84	13.20	30.84	(6.08)	22.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.50	1.51	1.51	1.51	1.57
Expenses after expense reductions	1.49	1.51	1.51	1.51	1.52
Net investment income (loss)	(0.19)	0.07	0.08	0.14	0.07
Portfolio turnover	13	16	16	13	12
Net assets at end of period (000 omitted)	$3,090	$2,941	$3,775	$3,117	$3,787

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$7,511,352,535	$—	$—	$7,511,352,535
Mutual Funds	63,727,922	—	—	63,727,922
Total	$7,575,080,457	$—	$—	$7,575,080,457

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$104,208,983	$50,476,025
Long-term capital gains	525,191,445	230,643,245
Total distributions	$629,400,428	$281,119,270

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$3,250,942,888
Gross appreciation	4,343,405,360
Gross depreciation	(19,267,791)
Net unrealized appreciation (depreciation)	$4,324,137,569
Undistributed ordinary income	12,409,848
Undistributed long-term capital gain	136,065,430
Other temporary differences	188,844
Total distributable earnings (loss)	$4,472,801,691
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. On December 29, 2021, the fund announced that effective on or about March 21, 2022, all Class 529B and Class 529C shares will be converted into Class 529A shares. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Class A	$360,065,330	$160,862,321
Class B	3,197,902	1,672,009
Class C	9,692,754	6,066,380
Class I	101,630,588	39,242,506
Class R1	1,195,004	562,619
Class R2	8,364,172	4,273,636
Class R3	27,105,589	11,655,412
Class R4	6,948,526	3,213,366
Class R6	108,677,631	52,560,085
Class 529A	2,214,087	835,969
Class 529B	33,649	14,774
Class 529C	275,196	160,193
Total	$629,400,428	$281,119,270
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $352,270 and $9,800 for the year ended December 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 10,476,239
Class B	0.75%	0.25%	1.00%	1.00%	412,629
Class C	0.75%	0.25%	1.00%	1.00%	1,187,165
Class R1	0.75%	0.25%	1.00%	1.00%	146,326
Class R2	0.25%	0.25%	0.50%	0.50%	491,416
Class R3	—	0.25%	0.25%	0.25%	750,363
Class 529A	—	0.25%	0.25%	0.24%	60,280
Class 529B	0.75%	0.25%	1.00%	0.21%	803
Class 529C	0.75%	0.25%	1.00%	1.00%	30,870
Total Distribution and Service Fees					$13,556,091
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended December 31, 2021, this rebate amounted to $40,584, $130, $261, $2,750, $21, and $37 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended December 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of

Notes to Financial Statements  - continued
a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2021, were as follows:
Amount
Class A	$15,141
Class B	13,234
Class C	6,722
Class 529C	137
During the year ended December 31, 2021, to meet the requirements of FINRA Rule 2341, MFD returned $130 of the CDSC collected for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.03%.
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended December 31, 2021, were as follows:
Fee
Class 529A	$12,056
Class 529B	186
Class 529C	1,543
Total Program Manager Fees	$13,785
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended December 31, 2021, the fee was $877,442, which equated to 0.0124% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended December 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,003,306.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0079% of the fund's average daily net assets.

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $537 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended December 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,478 at December 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $88,037, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $888,500,164 and $1,406,575,964, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,377,906	$217,179,364	8,382,285	$264,259,731
Class B	3,490	140,573	7,311	224,607
Class C	316,293	11,953,398	447,057	13,043,887
Class I	4,489,302	180,763,549	14,631,672	453,354,623
Class R1	54,527	1,982,428	61,699	1,828,535
Class R2	235,680	9,097,227	329,592	9,674,439
Class R3	1,638,123	66,950,867	1,485,962	46,749,707
Class R4	250,563	10,331,945	389,562	12,612,240
Class R6	7,051,736	278,180,568	7,584,464	229,803,174
Class 529A	106,292	4,135,389	120,347	3,763,216
Class 529B	273	10,543	2,303	72,770
Class 529C	7,600	271,318	20,389	584,224
	19,531,785	$780,997,169	33,462,643	$1,035,971,153
Shares issued to shareholders in reinvestment of distributions
Class A	8,203,088	$333,592,401	4,222,075	$145,617,983
Class B	81,346	3,163,293	49,183	1,638,379
Class C	249,929	9,460,547	182,859	5,942,224
Class I	2,350,381	91,988,664	1,052,270	35,301,287
Class R1	31,920	1,195,004	17,472	562,418
Class R2	217,812	8,306,400	130,101	4,232,757
Class R3	674,611	27,105,589	341,521	11,653,085
Class R4	168,794	6,947,508	92,270	3,213,014
Class R6	2,719,964	106,436,102	1,492,984	49,736,204
Class 529A	54,767	2,151,490	24,564	821,996
Class 529B	911	33,032	475	14,774
Class 529C	7,666	271,361	5,129	156,759
	14,761,189	$590,651,391	7,610,903	$258,890,880

Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(13,428,323)	$(548,340,456)	(25,732,630)	$(821,036,635)
Class B	(335,989)	(12,984,148)	(475,457)	(14,412,553)
Class C	(1,156,283)	(43,171,138)	(2,677,821)	(82,377,596)
Class I	(3,478,244)	(135,091,108)	(4,445,874)	(135,218,670)
Class R1	(134,124)	(5,034,943)	(181,121)	(5,293,897)
Class R2	(814,604)	(30,801,832)	(1,665,176)	(50,428,670)
Class R3	(1,896,850)	(76,107,903)	(3,452,884)	(109,514,668)
Class R4	(416,210)	(16,992,145)	(766,509)	(24,955,753)
Class R6	(10,852,537)	(408,471,122)	(7,963,431)	(244,075,628)
Class 529A	(83,335)	(3,253,210)	(74,103)	(2,301,580)
Class 529B	(2,768)	(102,131)	(6,460)	(184,943)
Class 529C	(23,105)	(819,315)	(61,868)	(1,808,624)
	(32,622,372)	$(1,281,169,451)	(47,503,334)	$(1,491,609,217)
Net change
Class A	152,671	$2,431,309	(13,128,270)	$(411,158,921)
Class B	(251,153)	(9,680,282)	(418,963)	(12,549,567)
Class C	(590,061)	(21,757,193)	(2,047,905)	(63,391,485)
Class I	3,361,439	137,661,105	11,238,068	353,437,240
Class R1	(47,677)	(1,857,511)	(101,950)	(2,902,944)
Class R2	(361,112)	(13,398,205)	(1,205,483)	(36,521,474)
Class R3	415,884	17,948,553	(1,625,401)	(51,111,876)
Class R4	3,147	287,308	(284,677)	(9,130,499)
Class R6	(1,080,837)	(23,854,452)	1,114,017	35,463,750
Class 529A	77,724	3,033,669	70,808	2,283,632
Class 529B	(1,584)	(58,556)	(3,682)	(97,399)
Class 529C	(7,839)	(276,636)	(36,350)	(1,067,641)
	1,670,602	$90,479,109	(6,429,788)	$(196,747,184)
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. On December 29, 2021, the fund announced the termination of the fund's Class 529A, Class 529B, and Class 529C shares effective on or about June 9, 2022. In connection with the termination, all sales of Class 529B and Class 529C shares will be suspended effective after the close of business on or about March 18, 2022, and Class 529B and Class 529C shares will be converted into Class 529A shares of the fund effective on or about March 21, 2022. In addition, effective after the close of business on or about May 13, 2022, all sales and redemptions of Class 529A shares will be suspended in anticipation of a complete redemption of Class 529A shares on or about May 20, 2022. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $25,443 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$41,984,616	$643,224,529	$621,481,223	$—	$—	$63,727,922

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$26,577	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United

Notes to Financial Statements  - continued
Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Trust (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jude Jason Alison O’Neill Mackey Ted Maloney

Board Review of Investment Advisory Agreement
Massachusetts Investors Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $610,973,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 66.52% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2021 and 2020, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
Massachusetts Investors Trust	52,118	51,409

For the fiscal years ended December 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	8,011	7,909	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by Deloitte:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	13,401	557,049

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2022

*	Print name and title of each signing officer under his or her signature.